GUARANTEE, INDEMNIFICATION, AND ACKNOWLEDGMENT

         As an inducement to BURGER KING CORPORATION ("BKC") to execute the Burger King Franchise Agreement (Entity) between BKC and __________________________________ ("FRANCHISEE") dated __________, 19____
(the "Agreement"), the undersigned Owners, jointly and severally, hereby unconditionally guarantee to BKC and its successors and assigns that all of FRANCHISEE's obligations under the Agreement, will be punctually paid and performed.

         Upon demand by BKC, the undersigned Owners will immediately make each payment required of FRANCHISEE under the Agreement. The undersigned hereby waive any right to require BKC to: (a) proceed against FRANCHISEE for any payment required under the Agreement; (b) proceed against or exhaust any security from FRANCHISEE; or (c) pursue or exhaust any remedy, including any legal or equitable relief, against FRANCHISEE. Without affecting the obligations of the undersigned Owners under this Guarantee, BKC may, without notice to the undersigned, extend, modify, or release any indebtedness or obligation of FRANCHISEE, or settle, adjust, or compromise any claims against FRANCHISEE. The undersigned Owners waive notice of amendment of the Agreement and notice of demand for payment by FRANCHISEE, and agree to be bound by any and all such amendments and changes to the Agreement.

         The undersigned Owners hereby agree to defend, indemnify, and save BKC and its officers, directors, agents, employees, attorneys and accountants, its subsidiaries, affiliated and parent companies harmless of, from and with respect to any and all claims, damages, losses, obligations, costs, expenses, liabilities, or debts any of them may incur (including, but not limited to, reasonable attorneys' fees) resulting from, consisting of, or arising out of or in connection with any failure by FRANCHISEE to perform any obligation of FRANCHISEE under the Agreement, any amendment thereto, or any other agreement by FRANCHISEE referred to therein.

         The undersigned Owners hereby acknowledge and agree to be individually bound by the provisions of the Agreement, including but not limited to the provisions of Section 10 and 18 of the Franchise Agreement.

         In the event any of the undersigned Owners transfers his/her interest in FRANCHISEE in accordance with the Agreement, such Owner's obligations and liabilities under this Guarantee shall terminate on the latter of: (i) one (1) year from the effective date of the transfer; or (ii) the term under which the Owner is receiving any payments or consideration under a purchase money note or other similar instrument relative to such transfer. Unless terminated as to any Owner, pursuant to the terms of the Agreement, this Guarantee shall terminate upon the termination or expiration of the Agreement, except that all obligations and liabilities of the undersigned Owners which arose from events which occurred on or before the effective date of such termination shall remain in full force and effect until satisfied or discharged by the undersigned, and all covenants which by their terms continue in force after the expiration or termination of the Agreement shall remain in force according to their terms. Upon the death of an individual Owner, the estate of such Owner shall be bound by this Guarantee, but only for defaults and obligations hereunder existing at the time of death; and the obligations of the other Owners will continue in full force and effect.

         Unless specifically state otherwise, the terms used in this Guarantee shall have the same meaning as in the Agreement and shall be interpreted and construed in accordance with Section 19 of the

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Agreement. This Guarantee shall be interpreted and construed under the laws of the State of Florida. In the event of any conflict of law, the laws of Florida shall prevail, without regard to the application of Florida Conflict of Law rules. The undersigned Owners and BKC acknowledge and agree that the U.S. District Court for the Southern District of Florida, or if such court lacks jurisdiction, the 11th Judicial Circuit (or its successor) in and for Dade County Florida, shall be the venue and exclusive proper forum in which to adjudicate any case or controversy arising either, directly or indirectly, under or in connection with this Guarantee and/or the Agreement and the parties further agree that, in the event of litigation arising out of or in connection with this Guarantee and/or the Agreement in these courts, they will not contest or challenge the jurisdiction or venue of these courts.

         All notices to BKC under this Guarantee shall be in writing and shall be delivered or sent by registered or certified mail, postage fully paid, addressed to it at its offices at P.O. Box 020783, General Mail Facility, Miami, Florida 33102-0783, Attention: General Counsel, or at such other address as BKC shall from time to time designate in writing.

         All notices to the undersigned Owners shall be in writing and shall be hand delivered or sent by registered, express or certified mail or telegraph to the following addresses:


                NAME                                     ADDRESS
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         Notices shall be deemed delivered on the earlier of actual receipt or the Third (3rd) day after being deposited in the U.S. Mail.

         IN WITNESS WHEREOF, each of the undersigned Owners has signed this Guarantee as the date of the Agreement.


                                        OWNERS

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